                                                                    Exhibit 10.7

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                                                       Dated as of June 15, 2000
                                                               PPN:  42823# AD 5

To Each of the Purchasers Named
  in the Attached Supplemental
  Purchaser Schedule

Ladies and Gentlemen:

                  Reference is made to the Note Purchase Agreement dated as of March 15, 2000 between the Company and each of the Initial Purchasers named in Schedule A thereto (as amended by the First Amendment to Note Purchase Agreement dated as of June 15, 2000, the "Agreement"). Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                  As contemplated by Section 1.2 and Section 2.2 of the Agreement, the Company agrees with you as follows:

                  A.  Authorization of the Subsequent Notes. The Company has
                      -------------------------------------
authorized the issue and sale of $10,000,000 aggregate principal amount of Subsequent Notes to be designated as its 8.11% Senior Notes, Series B, due June 30, 2010 (the "Series B Notes"). The Series B Notes will be dated the date of issue, will bear interest from such date at the rate of 8.11% per annum, payable semiannually in arrears on June 30 and December 30 in each year, commencing December 30, 2000, until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and Make-Whole Amount, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the due date for payment, whether by acceleration or otherwise, until paid, and shall be substantially in the form set out in Exhibit 2 to the Agreement, with appropriate insertions to reflect the terms and provisions set forth herein.

                  B.  Sale and Purchase of Series B Notes. Subject to the terms
                      -----------------------------------
and conditions of the Agreement and herein set forth, the Company will issue and sell to each of the Supplemental Purchasers, and each Supplemental Purchaser will purchase from the Company, Series B Notes in the principal amount specified opposite its respective name in the Supplemental Purchaser Schedule attached as Schedule A hereto at the purchase price of 100% of the principal amount thereof. The sale and purchase of the Series B Notes shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Series B Closing") on July 7, 2000 or on such other Business Day thereafter as may be agreed upon by the Company and the Supplemental Purchasers. At the Closing the Company will deliver to each Supplemental Purchaser the Series B Notes to be purchased by it in the form of a single Note (or such greater number of Series B Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the

Series B Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company (as specified in a notice to each Supplemental Purchaser at least three Business Days prior to the date of the Series B Closing).

                  C.  Conditions of Series B Closing. The obligation of each
                      ------------------------------
Supplemental Purchaser to purchase and pay for the Series B Notes to be purchased by it at the Series B Closing is subject to the satisfaction, prior to or at the Series B Closing, of the conditions set forth in Section 4 of the Agreement.

                  D.  Prepayments. The Series B Notes are subject to prepayment
                      -----------
only pursuant to the required prepayments, if any, specified below and to the optional prepayments permitted by Section 8.2 of the Agreement.

                  No regularly scheduled prepayments are due
                   on the Notes prior to their stated maturity.

                  E.  Series B Notes Issued Under and Pursuant to Agreement.
                      -----------------------------------------------------
Except as specifically provided above, the Series B Notes shall be deemed to be issued under and subject to, and to have the benefit of, all of the terms and conditions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

                  F.  Representations and Warranties of the Company. The Company
                      ---------------------------------------------
represents and warrants to the Purchasers that each of the representations and warranties contained in Section 5 of the Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Purchasers hereunder, all references to "this Agreement" shall be deemed to refer to the Agreement as supplemented by this Supplement, all references to "Notes" therein shall be deemed to include the Series B Notes, and (ii) except for changes to such representations and warranties, or the Schedules referred to therein, that are set forth in the attached Schedule 5.

                  G.  Representations of the Purchasers. Each Purchaser confirms
                      ---------------------------------
to the Company that the representations set forth in Section 6 of the Agreement are true and correct as to such Purchaser.

                  The execution by the Supplemental Purchasers shall constitute a contract between the Company and the Supplemental Purchasers for the uses and purposes set forth above. By its acceptance hereof, each Supplemental Purchaser shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                 HEWITT ASSOCIATES LLC


                                 By: /s/ C. Lawrence Connolly, III
                                     ------------------------------------------
                                 Name:   C. Lawrence Connolly, III
                                       ----------------------------------------
                                 Title:  Principal & Authorized Representative
                                        ---------------------------------------
                                         Assistant Secretary

The foregoing is agreed to
as of the date thereof.


MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
by David L. Babson and Company Inc., as
Investment Adviser

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


C.M. LIFE INSURANCE COMPANY
by David L. Babson and Company Inc., as
Investment Sub-Adviser

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

                  The execution by the Supplemental Purchasers shall constitute a contract between the Company and the Supplemental Purchasers for the uses and purposes set forth above. By its acceptance hereof, each Supplemental Purchaser shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                      HEWITT ASSOCIATES LLC


                                      By:
                                          -----------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------

The foregoing is agreed to
as of the date thereof.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: David L. Babson & Company Inc.
    as Investment Adviser

By: /s/ John B. Wheeler
    -------------------------------------
Name:          John B. Wheeler
      -----------------------------------
Title:         Managing Director
       ----------------------------------


C.M. LIFE INSURANCE COMPANY
By:  David L. Babson & Company Inc.
     as Investment Sub-Adviser

By: /s/ John B. Wheeler
    -------------------------------------
Name:          John B. Wheeler
      -----------------------------------
Title:         Managing Director
       ----------------------------------

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased
-----------------                                          ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                      $4,800,000

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.11% Senior Notes, Series B, due June 30, 2010, interest and principal), to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For MassMutual Long-Term Pool
     Account No. 4067-3488
     Re:  Description of security, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718

(2)  All notices and communications with respect to payments to be addressed to:

     Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 04-1590850

                                   Schedule A

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased
-----------------                                          ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                      $1,000,000


(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.11% Senior Notes, Series B, due June 30, 2010, interest and principal), to:

     Chase Manhattan Bank, N.A.
     4 Chase MetroTech Center
     New York, NY 10081
     ABA No. 021000021
     For MassMutual Pension Management
     Account No. 910-2594018
     Re: Description of security, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718

(2)  All notices and communications with respect to payments to be addressed to:

     Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention:  Securities Investment Division

Tax ID # 04-1590850

                                   Schedule A

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased
-----------------                                          ---------------------

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY                     $2,800,000

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.11% Senior Notes, Series B, due June 30, 2010, interest and principal), to:

     Citibank, N.A.
     111 Wall Street
     New York, NY 10043
     ABA No. 021000089
     For MassMutual Spot Priced Contract
     Account No. 3890-4953
     Re: Description of security, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718

(2)  All notices and communications with respect to payments to be addressed to:

     Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 04-1590850

                                   Schedule A

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased
-----------------                                          ---------------------

C.M. LIFE INSURANCE COMPANY                                     $1,400,000

(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Hewitt Associates LLC, 8.11% Senior Notes, Series B, due June 30, 2010, interest and principal), to:

     Citibank, N.A.
     111 Wall Street
     New York, NY  10043
     ABA No. 021000089
     For Segment 43 - Universal Life
     Account No. 4068-6561
     Re: Description of security, principal and interest split

     With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718

(2)  All notices and communications with respect to payments to be addressed to:

     C.M. Life Insurance Company
     c/o Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Custody and Collection Department F 381

(3)  All other notices and communications to be addressed to:

     C.M. Life Insurance Company
     c/o Massachusetts Mutual Life Insurance Company
     c/o David L. Babson & Company Inc.
     1295 State Street
     Springfield, MA 01111
     Attention: Securities Investment Division

Tax ID # 06-1041383

                                   Schedule A

                                                                      SCHEDULE 5

                                   CHANGES TO
                         REPRESENTATIONS AND WARRANTIES

                                   Schedule 5

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $10,000,000
                          8.11% Senior Notes, Series B
                                due June 30, 2010

                                  SCHEDULE 5.5
                              Financial Statements

Audited consolidated balance sheets of Hewitt Associates, an Illinois limited liability company, and subsidiaries as of September 30, 1994 and 1993, and the related consolidated statements of income and cash flows for the years then ended.

Audited consolidated balance sheets of Hewitt Associates LLC, an Illinois limited liability company, and subsidiaries as of September 30, 1999, 1998, 1997, 1996 and 1995, and the related consolidated statements of income and cash flows for the years then ended.

Hewitt Associates LLC (Unaudited) Consolidated Balance Sheet, Statement of Operations, and Statement of Cash Flow for the periods ending December 31, 1999 and 1998, and March 31, 2000 and 1999.

                                  Schedule 5.5

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $10,000,000
                          8.11% Senior Notes, Series B
                                due June 30, 2010

                                  SCHEDULE 5.15
                              Existing Indebtedness

                                  See Attached

             HEWITT ASSOCIATES LLC                      Schedule 5.15
               SCHEDULE OF LOANS
                   UNAUDITED

                    LENDOR               LOAN         TYPE        ORIGINAL       BALANCE
                                         DATE                     BALANCE OR      AS OF
                                                                  AVAILABLE      05/31/00
---------------------------------------------------------------------------------------------
LOANS:
------

BANK OF AMERICA (SEE ATTACHED)         9/30/1992    MULTI-CUR     10,000,000       7,615,576
REVOLVER LOANS (VARIOUS
 MATURITIES)                           5/28/1996    REVOLVER      70,000,000      63,000,000

                                                                               -------------
TOTAL REVOLVING CREDIT LOANS                                                      70,615,576
                                                                               -------------

HARRIS BANK/BANK OF
 AMERICA/NATIONS BANK                  5/28/1996      TERM        30,000,000      15,625,000

TOTAL UNSECURED BANK TERM
                                                                               -------------
 LOANS                                                                            15,625,000
                                                                               -------------

SENIOR NOTES                           5/30/1996      TERM        50,000,000      50,000,000
SENIOR NOTES                           3/30/2000      TERM        15,000,000      15,000,000
SENIOR NOTES                           3/30/2000      TERM        35,000,000      35,000,000
                                                                               -------------

CAPITAL LEASES:
--------------
IBM 16                                2/1/1998      CAP LEASE      4,216,625         744,289
IBM 17                                2/1/1998      CAP LEASE        560,438          98,925
IBM 18                                2/1/1998      CAP LEASE        427,000          75,371
IBM 20                                9/1/1999      CAP LEASE      2,279,113         423,887
IBM 21                                10/1/1998     CAP LEASE      6,615,000       3,000,254
IBM 22                                1/15/1999     CAP LEASE      5,166,000       2,733,150
IBM 23                                1/27/1999     CAP LEASE      4,275,000       2,664,548
IBM 24                                6/4/1999      CAP LEASE      2,519,300       1,697,399
IBM 25                                9/29/1999     CAP LEASE      1,387,750         933,041
IBM 26                                10/15/1999    CAP LEASE      2,828,875       1,923,401
IBM 27                                10/15/1999    CAP LEASE      1,441,125         601,820
IBM 28                                10/25/1999    CAP LEASE      2,049,600       1,778,412
IBM 29                                1/10/2000     CAP LEASE        889,233         683,876
IBM 30                                1/12/2000     CAP LEASE        850,907         679,316
Siemens Rolm 1                        9/30/1997     CAP LEASE       1,034,5%         306,555
Siemens Rolm lA                       9/30/ 1997    CAP LEASE        759,734         225,019
Siemens Rolm 2                        9/30/1997     CAP LEASE        180,501          57,155
Siemens Rolm 3                        9/30/1997     CAP LEASE      1,095,828         324,058
Siemens Rolm4                         2/1/1998      CAP LEASE      1,788,501         797,628
Siemens Rolm 5                        6/1/1998      CAP LEASE      1,066,067         563,765
Siemens Rolm 6                        6/1/1998      CAP LEASE      1,438,024         731,365
Siemens Rolm 7                        7/1/1998      CAP LEASE      1,005,632         553,233
Siemens Rolm 8                        7/1/1998      CAP LEASE        880,400         484,339
Siemens Rolm 9                        7/1/1998      CAP LEASE        941,061         517,710
Siemens Ro1m 10                       11/30/1998    CAP LEASE        643,177         382,029
Siemens Rolm 11                       8/17/1999     CAP LEASE        839,621         662,740
Siemens Rolm 12                       8/17/1999     CAP LEASE        416,032         328,376
Siemens Rolm 13                       9/13/1999     CAP LEASE        675,980         546,515
Siemens Rolm 14                       9/13/1999     CAP LEASE        807,463         652,823

Siemens Rolm 15                  9/13/1999     CAP LEASE              1,210,227       978,439
Siemens Rolm 16                  9/13/1999     CAP LEASE              1,269,608     1,050,600
Siemens Rolm 17                  9/29/1999     CAP LEASE              1,223,783     1,012,703
Siemens Rolm 18                  9/29/1999     CAP LEASE              1,837,733     1,520,607
Siemens Rolm 19                  9/29/1999     CAP LEASE              1,721,941     1,424,844
Siemens Rolm 20                  1/3/2000      CAP LEASE                 42,852        38,685
Siemens Rolm 21                  1/3/2000      CAP LEASE                 64,429        58,164
Siemens Rolm 22                  3/31/2000     CAP LEASE              1,247,844     1,150,682
Siemens Rolm 23                  3/31/2000     CAP LEASE              1.296,451     1,195,505
Siemens Rolm 24                  3/31/2000     CAP LEASE              1,770,006     1,632,186


                                                                                -------------
TOTAL CAPITAL LEASES                                                               35,233,414
                                                                                -------------
                                                                                -------------
TOTAL LOANS AND CAPITAL LEASES                                                    156,473,990
                                                                                =============

Bank of America Multi-Currency Credit Facility        Exhibit 1 to Schedule 5.15
As of                                    31-May-00

                    Local   Local Currency                                                                              US Dollar
   Borrower/Office Currency     Amount      Borrow Date   Due Date  Interim Int. Date Interest Rate   Exchange Rate     Equivalent
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom     GBP         500,000      12/13/1999   6/12/2000      3/13/2000       6.95000%         1.6250           812.500
United Kingdom     GBP         200,000        4/3/2000   10/2/2000       7/3/2000       7.22000%         1.5950           319,000
United Kingdom     GBP         350,000       4/10/2000   10/6/2000      7/10/2000       7.25000%         1.6100           563,500
United Kingdom     GBP         200,000       5/15/2000  11/13/2000      8/14/2000       7.24000%         1.5035           300,700
United Kingdom     GBP         270,000       5/22/2000  11/20/2000      8/21/2000       7.18000%         1.4815           400,005
United Kingdom     GBP         300,000        2/7/2000    8/7/2000       5/8/2000       7.14000%         1.6010           480,300
United Kingdom     GBP         950,000       2/18/2000   8/16/2000      5/18/2000       7.20000%         1.6100         1,529,500
France             FF        1,000,000       5/30/2000  11/27/2000      8/28/2000       5.14750%         0.1396           139,552
France             FF        2,000,000       12/6/1999    6/5/2000       3/6/2000       4.25000%         0.1533           306,697
Singapore          S$        1,050,000       12/6/1999    6/5/2000       3/6/2000       4.04000%         0.5935           623,145
Hong Kong          HK$       1,000,000      12/13/1999   6/12/2000      3/13/2000       7.09000%         0.1286           128,617
Japan              JPY      30,000,000       3/17/2000   9/13/2000      6/15/2000       0.93000%         0.0095           284,738
Japan              JPY      30,000,000       4/24/2000  10/23/2000      7/24/2000       0.91000%         0.0095           283,688
Japan              JPY      20,000,000       5/31/2000  11/27/2000      8/29/2000       0.89130%         0.0093           186,133
Japan              JPY      50,000,000       12/6/1999    6/5/2000       3/6/2000       1.06250%         0.0098           488,281
Japan              JPY      20,000,000       12/7/1999    6/5/2000       3/6/2000       1.02000%         0.0098           195,446
Japan              JPY      20,000,000      12/20/1999   6/19/2000      3/20/2000       1.19000%         0.0097           194,175
Japan              JPY      20,000,000      12/29/1999   6/26/2000      3/28/2000       1.18750%         0.0098           195,599
Japan              JPY      20,000,000       2/18/2000   8/16/2000      5/18/2000       0.92000%         0.0092           184,000
                                                                                                                    -------------
                                                                                                              Total     7,615,576